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                                                                   EXHIBIT 10(d)

                                                                [EXECUTION COPY]




                                    AMENDMENT
                                       TO
                     SUBSCRIPTION AND REDEMPTION AGREEMENT,
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT
                                       AND
                             STOCKHOLDERS' AGREEMENT


              AMENDMENT (this "Amendment"), dated as of December 9, 1998, among The Seagram Company Ltd., a corporation organized under the laws of Canada ("Seagram"), Centenary Holding N.V., a corporation organized under the laws of the Netherlands ("Bidco"), Universal Studios Holding I Corp., a corporation organized under the laws of Delaware ("Universal Holding"), MEI Holding Inc., a corporation organized under the laws of Delaware ("MHI") and a subsidiary of Matsushita Electric Industrial Co., Ltd. ("MEI"), MHI Investment Corporation, a corporation organized under the laws of Delaware ("MHI Sub"), Seagram Developments, Inc., a corporation organized under the laws of Delaware ("Developments") and Seagram International B.V., a corporation organized under the laws of The Netherlands ("SIBV").

                              W I T N E S S E T H :

              WHEREAS, Seagram, Bidco, Universal Holding, MHI and MHI Sub are parties to that certain Subscription and Redemption Agreement (the "Subscription and Redemption Agreement"), dated as of December 9, 1998;

              WHEREAS, the Subscription and Redemption Agreement contemplated that Universal Holding be valued at $10.75 billion ($1,210,040.52 per share) (the "Original Valuation") for purposes of the issuance of certain New Securities (as defined in the Universal Stockholders' Agreement); and the parties wish to amend the Subscription and Redemption Agreement to reflect the valuation of Universal Holding at $10.413 billion ($1,172,107.16 per share) (the "Amended Valuation") for purposes of issuance of such New Securities;

              WHEREAS, Universal Holding, MHI, Seagram and Developments are parties to that certain Amended and Restated Stockholders' Agreement (the "Universal Stockholders' Agreement") dated as of December 9, 1998, and wish to amend the Universal Stockholders' Agreement to reflect the Amended Valuation;



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              WHEREAS, Bidco, MHI Sub and SIBV are parties to that certain
Stockholders' Agreement (the "Bidco Stockholders' Agreement") dated as of December 9, 1998, and wish to amend the Bidco Stockholders' Agreement to reflect the Amended Valuation;

              WHEREAS, Seagram, Bidco, Universal Holding, MHI, MHI Sub, Developments and SIBV desire to enter into certain transactions to give effect to the Amended Valuation;

              NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, the parties hereto hereby agree as follows:

       Amendment of the Subscription and Redemption Agreement.

              The Recitals to the Subscription and Redemption Agreement shall be amended in their entirety to read as follows:

                                    "W I T N E S S E T H :
                                     --------------------

                     WHEREAS, Seagram and Koninklijke Philips Electronics N.V. ("Philips") have entered into an Offer Agreement, dated as of June 21, 1998 (the "Offer Agreement"), whereby Seagram has agreed to purchase all shares of the common stock of PolyGram N.V. ("PolyGram") held by Philips and to prepare and commence an offer to purchase all remaining outstanding shares of the common stock of PolyGram (collectively, the "PolyGram Shares"); and

                     WHEREAS, MEI and Seagram have agreed that Universal Holding be valued at $1,172,107.16 per share for purposes of the issuance of New Securities (as defined in the Universal Stockholders' Agreement) and that the equity of Bidco will be valued at $28,548.36 per share for purposes of the issuance of New Securities (as defined in the Bidco Stockholders' Agreement) and the other transactions contemplated hereby; and

                     WHEREAS, promptly following the execution and delivery hereof, the following will occur: (a) a subsidiary of Seagram will make a capital contribution of U.S. $5,410,172,460 to Universal Holding in exchange for 4,615.7661 shares of Class A Common Stock of Universal Holding (such amount, the "Contribution Amount", such shares, the "New Universal Shares" and such contribution, the "Contribution"), (b) Universal Holding will redeem 385.8303 shares of Class A Common Stock of Universal Holding from MHI for U.S. $452,234,504 (such shares, the "Redeemed Shares", such price the "Redemption Amount" and such redemption, the "Redemption"), (c) MHI will contribute the Redemption Amount it receives to MHI Sub, and MHI Sub will in turn contribute

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       that amount, together with all of its assets and liabilities, to Bidco in exchange for 15,841 shares of common stock of Bidco (such shares, the "Bidco Shares"), (d) Seagram will complete the acquisition of the Polygram Shares owned by Philips or tendered as contemplated by the Offer Agreement (the "Polygram Acquisition"), (e) Seagram or a subsidiary of Seagram will contribute such Polygram Shares to Bidco in exchange for 83,881 shares of common stock of Bidco (together with 100,000 shares previously issued to a subsidiary of Seagram, "Seagram's Bidco Shares") and assumption by Bidco of the obligation to pay certain loans to subsidiaries of Universal Holding and (h) as a result of the foregoing, MHI will own 7.932% of the issued and outstanding Class A Common Stock of Universal Holding and MHI Sub will own 7.932% of the issued and outstanding common stock of Bidco."

              The last sentence of Section 5.2(c) of the Subscription and Redemption Agreement shall be amended in its entirety to read as follows:

       "After giving effect to the transactions contemplated by this Agreement, there will be 13,113.9358 shares of Class A Common Stock issued and outstanding, of which 1,040.1697 shares will be owned of record by MHI and 12,073.7661 shares will be owned of record by Developments."

       Amendment of Universal Stockholders' Agreement.

              A new WHEREAS clause shall be inserted in the Universal Stockholders' Agreement immediately following the second WHEREAS clause, which will read in its entirety as follows:

       "WHEREAS, between June 5, 1995 and the date hereof, the Company issued shares of Class A Common Stock to Developments and, as a result, on the date hereof (but before giving effect to the transactions described below), there are 8,884 shares of Class A Common Stock issued and outstanding, of which 1,426 shares are held of record by Holding and 7,458 shares are held of record by Developments;"

              The first sentence of Section 5.1(c) of the Universal Stockholders' Agreement shall be amended in its entirety to read as follows:

       "To the extent that the aggregate purchase price payable for any Shares to be issued by the Company (or Bidco New Securities (as defined in the Bidco Stockholders' Agreement) to be issued by Bidco) prior to the first anniversary hereof is no greater than $750 million, the per share price payable for such issuance of Shares shall be based upon a valuation of the Company and Bidco as a whole at U.S. $21,072,672,676 (with U.S. $15,370,937,956 being attributable to the Company and U.S. $5,701,734,720 being attributable to Bidco) (which

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       valuation(s) shall be appropriately adjusted to give effect to any capital contributions made in connection with such issuance(s) of Shares or Bidco New Securities)."

       Amendment of Bidco Stockholders' Agreement.

       The first sentence of Section 5.1(c) of the Bidco Stockholders' Agreement shall be amended in its entirety to read as follows:

       "To the extent that the aggregate purchase price payable for any Shares to be issued by the Company (or USHI New Securities (as defined in the Universal Stockholders' Agreement) to be issued by USHI) prior to the first anniversary hereof is no greater than $750 million, the per share price payable for such issuance of Shares shall be based upon a valuation of the Company and USHI as a whole at U.S. $21,072,672,676 (with U.S. $15,370,937,956 being attributable to USHI and U.S. $5,701,734,720 being attributable to the Company) (which valuation(s) shall be appropriately adjusted to give effect to any capital contributions made in connection with such issuance(s) of Shares or USHI New Securities)."

       Payments; Transfer and Issuance of Shares.

       In order to effect this Amendment, on a date mutually agreeable to the parties (the "Closing Date") promptly following the execution and delivery hereof, each of the transactions set forth below shall occur substantially simultaneously. Each of the transactions set forth below are contingent upon, and shall not be consummated unless, all of the transactions set forth below are consummated as provided herein.

              Reimbursement by MHI to Universal Holding; Transfer of Universal Holding Shares from MHI.

              i. Based on the Original Valuation, MHI received U.S. $460,172,460 in connection with the Redemption. Based on the Amended Valuation, MHI should have received U.S. $452,234,504 in connection with the Redemption. In order to effect this Amendment, MHI shall reimburse Universal Holding the difference of U.S. $7,937,956. For purposes of this Amendment, Universal Holding shall acknowledge receipt of such sum by executing the Cross Receipt attached hereto as Annex A.

              ii. Based on the Original Valuation, MHI transferred 380.2951 shares of Class A Common Stock of Universal Holding to Universal Holding in connection with the Redemption. Based on the Amended Valuation, MHI should have transferred 385.8303 shares of Class A Common Stock of Universal Holding to Universal Holding in connection with the Redemption. In order to effect this Amendment, MHI shall transfer 5.5352 shares of Class A
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Common Stock of Universal Holding to Universal Holding. To accomplish the foregoing, MHI shall (A) deliver to Universal Holding stock certificate No. A-6 representing 1,045.7049 shares of Class A Common Stock of Universal Holding, duly endorsed for transfer to Universal Holding, or accompanied by stock powers duly executed in favor of Universal Holding, with all necessary transfer stamps attached thereto and canceled, such shares to be delivered free and clear of all Liens, and (B) execute and deliver such other documents and instruments as Universal Holding may reasonably request to effect the transfer of such securities. Universal Holding shall issue to MHI a new stock certificate representing 1,040.1697 shares of Class A Common Stock of Universal Holding.

              Issuance of Universal Holding Shares to Developments.

              Based on the Original Valuation, Developments made a capital contribution to Universal Holding in the amount of U.S. $5,410,172,460, and Universal Holding issued 4,471.0672 shares of Class A Common Stock of Universal Holding to Developments. Based on the Amended Valuation, Universal Holding should have issued 4,615.7661 shares of Class A Common Stock of Universal Holding to Developments. In order to effect this Amendment, Universal Holding shall issue 144.6989 shares of Class A Common Stock of Universal Holding to Developments. To accomplish the foregoing, Universal Holding shall issue to Developments a new stock certificate representing 144.6989 shares of Class A Common Stock of Universal Holding.

              Redemption of Bidco Shares from MHI Sub; Payment by Bidco to MHI Sub.

              Based on the Original Valuation, MHI Sub transferred the amount of U.S. $460,172,460 to Bidco, and Bidco issued 16,119 shares of common stock of Bidco to MHI Sub, in connection with the capital contribution by MHI Sub to Bidco contemplated by the Subscription and Redemption Agreement. Based on the Amended Valuation, MHI Sub should have transferred the amount of U.S. $452,234,504 to Bidco, and Bidco should have issued 15,841 shares of common stock of Bidco to MHI Sub in connection with such capital contribution. In order to effect this Amendment, (i) Bidco shall reimburse MHI Sub the difference of U.S. $7,937,956, and, for purposes of this Amendment, MHI Sub shall acknowledge receipt of such sum by executing the Cross Receipt attached hereto as Annex A, and (ii) MHI Sub shall return 278 shares of common stock of Bidco to Bidco. To accomplish the return of shares by MHI Sub, Bidco and MHI Sub shall execute and deliver (A) a Deed of Repurchase of Shares and (B) such other documents and instruments as may be necessary to effect the return of 278 shares of common stock of Bidco by MHI Sub to Bidco.

       Definitions.

       Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Subscription and Redemption Agreement, the Universal Stockholders' Agreement or the Bidco Stockholders' Agreement, as applicable. All references in the Subscription and

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Redemption Agreement, the Universal Stockholders' Agreement, the Bidco
Stockholders' Agreement and any other documents referring to any of the foregoing agreements shall be deemed to be references to the applicable agreements as amended hereby.

       Counterparts.

       This Amendment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

                                     * * *



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              IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                            THE SEAGRAM COMPANY LTD.



                                            By:/s/Daniel R. Paladino
                                              ----------------------------------
                                               Name:  Daniel R. Paladino
                                               Title: Executive Vice President


                                            By:/s/Michael C.L. Hallows
                                              ----------------------------------
                                               Name:  Michael C.L. Hallows
                                               Title: Secretary




                                            CENTENARY HOLDING N.V.


                                            By:
                                              ----------------------------------
                                               Name:
                                               Title:


                                            UNIVERSAL STUDIOS HOLDING I CORP.


                                            By:/s/ Daniel R. Paladino
                                              ----------------------------------
                                               Name:  Daniel R. Paladino
                                               Title: Vice President


                                            MEI HOLDING INC.


                                            By:
                                              ----------------------------------
                                               Name:
                                               Title:

               IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                            THE SEAGRAM COMPANY LTD.



                                            By:
                                              ----------------------------------
                                               Name:  Daniel R. Paladino
                                               Title: Executive Vice President


                                            By:
                                              ----------------------------------
                                               Name:  Michael C.L. Hallows
                                               Title: Secretary

                                            CENTENARY HOLDING N.V.



                                            By:/s/ William Podurgiel
                                              ----------------------------------
                                               Name:  William Podurgiel
                                               Title: Managing Director


                                            UNIVERSAL STUDIOS HOLDING I CORP.



                                            By:
                                              ----------------------------------
                                               Name:  Daniel R. Paladino
                                               Title: Vice President


                                            MEI HOLDING INC.



                                            By:
                                              ----------------------------------
                                               Name:
                                               Title:

              IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                            THE SEAGRAM COMPANY LTD.



                                            By:
                                              ----------------------------------
                                               Name:  Daniel R. Paladino
                                               Title: Executive Vice President


                                            By:
                                              ----------------------------------
                                               Name:  Michael C.L. Hallows
                                               Title: Secretary


                                            CENTENARY HOLDING N.V.



                                            By:
                                              ----------------------------------
                                               Name:
                                               Title:


                                            UNIVERSAL STUDIOS HOLDING I CORP.



                                            By:
                                              ----------------------------------
                                               Name:  Daniel R. Paladino
                                               Title: Vice President


                                            MEI HOLDING INC.



                                            By:/s/ Yoshinori Kobe
                                              ----------------------------------
                                               Name:  Yoshinori Kobe
                                               Title: President


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                                            MHI INVESTMENT CORPORATION


                                            By:/s/ Yoshinori Kobe
                                              ----------------------------------
                                               Name:  Yoshinori Kobe
                                               Title: President


                                            SEAGRAM DEVELOPMENTS, INC.




                                            By:
                                              ----------------------------------
                                               Name:  Daniel R. Paladino
                                               Title: Vice President


                                            SEAGRAM INTERNATIONAL B.V.



                                            By:
                                              ----------------------------------
                                               Name:
                                               Title:

                                            MHI INVESTMENT CORPORATION



                                            By:
                                              ----------------------------------
                                               Name:
                                               Title:


                                            SEAGRAM DEVELOPMENTS, INC.



                                            By:/s/ Daniel R. Paladino
                                              ----------------------------------
                                               Name:  Daniel R. Paladino
                                               Title: Vice President


                                            SEAGRAM INTERNATIONAL B.V.



                                            By:
                                              ----------------------------------
                                               Name:
                                               Title:

                                            MHI INVESTMENT CORPORATION



                                            By:
                                              ----------------------------------
                                               Name:
                                               Title:


                                            SEAGRAM DEVELOPMENTS, INC.



                                            By:
                                              ----------------------------------
                                               Name:
                                               Title:


                                            SEAGRAM INTERNATIONAL B.V.



                                            By:/s/ William Podurgiel
                                              ----------------------------------
                                               Name:  William Podurgiel
                                               Title: Managing Director


                                            By:/s/ Robert Verhoef
                                              ----------------------------------
                                               Name:  Robert Verhoef
                                               Title: Managing Director

                                     ANNEX A

                                  CROSS RECEIPT




For purposes of that certain Amendment to Subscription and Redemption Agreement, Amended and Restated Stockholders' Agreement and Stockholders' Agreement, dated as of December 9, 1998 (the "Amendment"), the undersigned hereby acknowledges receipt of the sum of $7,937,956 from MEI Holding Inc., a corporation organized under the laws of Delaware.


                                            Universal Studios Holding I Corp.
                                            a Delaware corporation

                                            By:    ____________________
                                            Name:
                                            Title:




For purposes of the Amendment, the undersigned hereby acknowledges receipt of the sum of $7,937,956 from Centenary Holding N.V., a corporation organized under the laws of the Netherlands.


                                            MHI Investment Corporation
                                            a Delaware corporation

                                            By:    ____________________
                                            Name:
                                            Title: